AGREEMENT


This Agreement made this 3rd day of December, 1997, by and between

Stephen S. Freedman, an individual doing business as Value America, with a principal place of business at 5115 Vernon Ridge Drive, Dunwoody, GA 30338 (hereinafter referred to as "Freedman"); and

Value America, Inc., a corporation of Virginia, having its principal place of business at 2300 Commonwealth Drive, Charlottesville, VA 22901, (hereinafter referred to as "VA-Virginia");

Whereas, Freedman is the owner of U.S. Registration No. 1,964,038 for the mark Value America for preparing and disseminating advertising matter, including direct mail advertising; and

Whereas, VA-Virginia desires to use the mark Value America for an Internet retail store; and

Whereas, VA-Virginia is the applicant for registration of the marks listed in Appendix A; and

Whereas, VA-Virginia intends to be the applicant for registration of the marks listed in Appendix B for use in connection with its operation as an Internet retailer; and

Whereas, VA-Virginia is the owner of U.S. Registration No. 2,098,957 for the mark Value America; and

Whereas, VA-Virginia recognizes the validity of Freedman's registered mark and wishes to avoid any conflict therewith, and

Whereas, Freedman recognizes the validity of VA-Virginia's registered mark and wishes to avoid any conflict therewith, and

Now, therefore, in consideration of the sum of One Dollar and other good and valuable consideration, it is agreed as follows:

I. Freedman will execute and deliver to VA-Virginia, the Consent Agreement attached hereto as Exhibit 1.

II. VA-Virginia recognizes the validity of Freedman's registered mark and wishes to avoid any conflict therewith, and Freedman recognizes the validity of VA-Virginia's registered mark and wishes to avoid any conflict therewith. Both

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Agreement                                                                Page 2

        parties agree that with respect to (i) the use by VA-Virginia of the mark containing the words Value America in connection with an Internet retail store, and (b) the use by Freedman of the mark containing the words Value America for preparing and disseminating advertising matter, including direct mail advertising, they will not:

        A. oppose, object to, or seek to cancel the registrations owned by the other,

        B. oppose, object to, or seek to cancel any applications made in the future by the other, provided that, in the case of VA-Virginia, said future applications are limited to its operation as an Internet retailer, and that, in the case of Freedman, said applications are limited to its operation in preparing and disseminating advertising matter, including direct mail advertising, and

        C. institute trademark infringement actions against the other.

III. VA-Virginia will pay to Freedman, the sum of Fifteen Thousand ($15,000.00), in payments as follows:

        A. Eight Thousand Dollars ($8,000.00) simultaneously upon execution of this Agreement; and

        B. The balance of Seven Thousand Dollars ($7,000.00) within three (3) months after the date of this Agreement.

IV. If any payment with respect to Paragraphs III (A) and III (B) is not paid when due:

        A. VA-Virginia shall pay a late fee of $100.00, plus interest on the unpaid balance at the rate of eight (8%) percent per year, and

        B. VA-Virginia shall pay all reasonable legal fees and expenses incurred by Freedman in connection with collection of the unpaid balance.

V.      As security for the payment of the amounts set forth in Paragraph III
        (B), it is agreed as follows:

        A. If the amount due to Freedman are not paid when due, Freedman may file with the USPTO, the Consent to Cancellation attached hereto as Exhibit 2, and VA-Virginia agrees that it will not oppose such cancellation. If the amount due to Freedman is paid when due, the Consent to Cancellation attached hereto as Exhibit 2 shall be null, void and of no effect, and shall be marked as such, signed by Freedman, and returned to VA-Virginia within ten (10) days after payment.

        B. In addition to or in lieu of the remedy specified in paragraph V (A) above, if the amount due to Freedman are not paid when due, Freedman may file

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Agreement                                                                Page 3

           with the USPTO, the Assignment attached hereto as Exhibit 3, and VA-Virginia agrees that it will not take any action to oppose or otherwise interfere with such assignment. If the amount due to Freedman is paid when due, the Assignment attached hereto as
           Exhibit 3 shall be null, void and of no effect, and shall be marked as such, signed by Freedman, and returned to VA-Virginia within ten (10) days after payment.

        C. VA-Virginia agrees to indemnify and hold Freedman harmless against any expenses, including attorney fees, incurred in connection with the recovery of the amounts due to Freedman under Paragraphs III and IV of this Agreement.

        D. The payment obligations of VA-Virginia pursuant to Paragraphs III and IV of this Agreement shall be personally guaranteed by Rex Scatena and Jane Scatena, husband and wife.

VI. Upon payment by VA-Virginia to Freedman within three (3) months of the date of this Agreement (or such shorter time as is specified in subparagraph
    VI (F) below), of a non-refundable option fee of Five Thousand Dollars ($5,000.00), VA-Virginia shall have an option to obtain from Freedman, an assignment of U.S. Registration No. 1,964,038 for the mark Value America, upon the following terms and conditions:

        A. In order to exercise the option, VA-Virginia shall notify Freedman, within six (6) months of the date of this Agreement, of its intention to do so.

        B. Within forty-eight (48) hours of the giving of the notice referred to above, VA-Virginia shall pay to Freedman, the additional sum of Five Thousand Dollars ($5,000.00), plus the amount specified in Paragraph III (B) if then unpaid. Accordingly, at this point, VA-Virginia will have paid Freedman the total sum of Twenty Five Thousand Dollars ($25,000.00).

        C. Freedman shall, upon receipt of such payment in the manner indicated in paragraph VI (E) below, and provided that the total of all payments to Freedman equals Twenty Five Thousand Dollars ($25,000.00), assign to VA-Virginia all of his right, title and interest in and to U.S. Registration No. 1,964,038 for the mark Value America, subject to the reservation indicated below.

        D. The form of the assignment shall be as set forth in Exhibit 4, and shall reserve to Freedman the right to continue to use the mark Value America for preparing and disseminating advertising matter, including direct mail advertising, in connection with Freedman's business.

        E. Payments by VA-Virginia to Freedman pursuant to paragraph VI (B) shall be made by wire transfer to the account of Barry H. Freedman, Esq., attorney trust account, or as otherwise mutually agreed by the parties.

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Agreement                                                                Page 4

        F. In the event that Freedman receives a bona-fide written offer with respect to his rights in the mark Value America, the three month period specified in this paragraph VI shall be reduced to a period of seventy-two (72) hours following the furnishing of a copy of said written offer to VA-Virginia.

        G. If the option is not exercised within six (6) months of the date of this Agreement, the option shall expire, Freedman may retain the non-refundable option fee, and Freedman shall be under no further obligation with respect thereto.

VII. This Agreement shall be governed by the laws of the State of Georgia. Any action relating to this Agreement shall be brought in the courts in Georgia.

VIII. If any portion of this Agreement is found to be invalid or unenforceable, the remaining provisions shall remain in effect and the parties will immediately begin negotiations to replace invalid or unenforceable portions that are essential parts of this Agreement.

IX. All notices under this Agreement shall be in writing and deemed to have been made and received when personally served, or when mailed by certified or registered mail, postage prepaid return receipt requested, and addressed to each party at the address set forth on the front of this Agreement or such other address as a party designates in writing.

X. The obligations in this Agreement shall be binding upon the parties hereto, their heirs, representatives, successors and assigns.

XI. This Agreement is personal to the parties hereto, and shall not be assigned by either party without the express written permission of the other party. If all of the assets or stock of VA-Virginia are sold or transferred to a third party, or if an agreement is made for such sale or transfer, the remaining amounts due to Freedman under Paragraph III (B) shall be immediately due and payable.

XII. This Agreement, including all of its attachments, constitutes the entire agreement between the parties, and supersedes all prior agreements, proposals, representations, statements or understandings, whether oral or written. This Agreement shall not be contradicted, explained or supplemented by any written or oral statements, proposals or representations not expressly set forth in this Agreement or an attachment hereto.

In witness whereof, the parties hereto set their hands and seals hereto on the date first

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Agreement                                                                Page 5

written above.

Witness:

/s/ Paige Coker                    /s/ Stephen S. Freedman
--------------------------        ----------------------------------
                                   Stephen S. Freedman

Attest:                           Value America, Inc., a corporation of
                                  Virginia

/s/ Dean M. Johnson                /s/ Rex Scatena
--------------------------        -------------------------------------
                                  By: Rex Scatena, President


                               PERSONAL GUARANTY

For valuable consideration, the receipt of which is acknowledged, it is understood and agreed that the payment obligations of Value America, Inc. under this Agreement are hereby personally guaranteed by the undersigned:

/s/ Rex Scatena                              Dated: December 3, 1997
--------------------------------
Rex Scatena, personally

/s/ Jane Scatena                             Dated: December 3, 1997
--------------------------------
Jane Scatena, personally

                                 ACKNOWLEDGMENT

State of Georgia) ss.:
County of DeKalb

On this 8th day of December, 1997, before me personally came Stephen S. Freedman, to me known to be the individual described in and who executed the foregoing instrument, and he acknowledged execution of the same.

/s/ Jamie G. Hornbuckle
----------------------------
A Notary Public
                 9-14-99

                                 ACKNOWLEDGMENT

Commonwealth of Virginia ) ss.:
County of Albemarle

On this 3rd day of December, 1997, before me personally came Rex Scatena and Jane Scatena, husband and wife, to me known to be the individuals described in and who executed the foregoing instrument, and they acknowledged execution of the same.

/s/ Sandra T. Watson
------------------------------
A Notary Public
My commission expires 12/31/98

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Agreement                                                                Page 6

                                 ACKNOWLEDGMENT

Commonwealth of Virginia ) ss.:
County of Albemarle      )

On this 3rd day of December, 1997, before me personally came Dean M. Johnson, and this person acknowledged under oath, to my satisfaction, that he is the Secretary of Value America, Inc., a corporation of Virginia; that he is the attesting witness to the signing of this instrument by Rex Scatena, who is the President of Value America, Inc., that this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors; that he knows the proper seal of the corporation which was affixed to this instrument; and that he signed this proof to attest to the truth of these facts.

                                                /s/ Dean M. Johnson
                                                -------------------------
                                                ATTESTING WITNESS

/s/ Sandra T. Watson
---------------------------
A Notary Public
My commission expires 12/31/98

Approved as to form by:

/s/ Barry H. Freedman             Dated: December 4, 1997
--------------------------------
Barry H. Freedman, Esq.
Attorney for Stephen S. Freedman

/s/ Rex Scatena                   Dated: December 3, 1997
--------------------------------
Rex Scatena, Esq.
Attorney for Value America, Inc.

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                                   APPENDIX A

SERIAL NO.: 75-143,138
FILED: July 12, 1996
VALUE AMERICA THE LIVING STORE! and Design
GOODS/SERVICES: MULTIMEDIA AND PRODUCT DEMONSTRATIONS USING
NARRATION, PHOTOGRAPHY, MUSIC, GRAPHICS AND ANIMATION TO CREATE
DEMONSTRATIONS THAT ARE EDUCATIONAL AND ENTERTAINING
INTL CLASS: 35 (Advertising & Business Services)

SERIAL NO.: 75-143,137
FILED: July 12, 1996
VALUE AMERICA THE LIVING STORE! and Design
GOODS/SERVICES: RETAIL AND WHOLESALE DISTRIBUTORSHIPS FEATURING A
WIDE VARIETY OF CONSUMER PRODUCTS RENDERED BY MEANS OF GLOBAL
COMPUTER COMMUNICATIONS NETWORKS FEATURING INTERACTIVE DATA
BASE PROGRAMMING AND MULTIMEDIA PRODUCT DEMONSTRATIONS
INTL CLASS: 35 (Advertising & Business Services)

SERIAL NO.: 75-143,136
FILED: July 12, 1996
VALUE AMERICA THE LIVING STORE! and Design
GOODS/SERVICES: RECORDING, SOUND AND IMAGE REPRODUCTION-RECORDED NARRATION, AND MUSIC FOR PRODUCT PRESENTATIONS AND TESTIMONIALS; IMAGE CREATION AND REPRODUCTION TO SUPPORT SALE OF CONSUMER PRODUCTS ON THE INTERNET; VIDEO DEMONSTRATIONS OF CONSUMER PRODUCTS
INTL CLASS: 9 (Electrical & Scientific Apparatus)

SERIAL NO.: 75-133,409
FILED: July 12, 1996
VALUE AMERICA THE LIVING STORE! and Design
GOODS/SERVICES: PROVIDING TELECOMMUNICATIONS CONNECTED TO GLOBAL
COMPUTER NETWORKS INCLUDING HOSTING AND CONNECTIVITY VIA
TELEPHONY, COAXIAL AND/OR DIGITAL SATELLITE
INTL CLASS: 38 (Communications Services)

SERIAL NO.: 75-100,961
FILED: May 1, 1996
PUBLISHED: September 2, 1997
VALUE AMERICA
GOODS/SERVICES: RETAIL AND WHOLESALE DISTRIBUTORSHIPS FEATURING A
WIDE VARIETY OF CONSUMER PRODUCTS RENDERED BY MEANS OF GLOBAL
COMPUTER COMMUNICATIONS NETWORKS FEATURING INTERACTIVE DATA
BASE PROGRAMMING AND MULTIMEDIA PRODUCT DEMONSTRATIONS
INTL CLASS: 35 (Advertising & Business Services)

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Appendix A                                                               Page 2

SERIAL NO.: 75-099,776
FILED: May 1, 1996
VALUE AMERICA
GOODS/SERVICES: (INT. CL. 9) PRERECORDED MUSICAL AND NARRATED SOUND AND VIDEO RECORDINGS FOR PRODUCT PRESENTATIONS AND TESTIMONIALS (INT. CL. 35) VIDEO DEMONSTRATIONS OF CONSUMER PRODUCTS; PHOTOGRAPHIC IMAGE REPRODUCTION; CREATION AND DISSEMINATION OF ADVERTISEMENTS TO SUPPORT SALES OF CONSUMER PRODUCTS ON GLOBAL COMPUTER NETWORKS (INT. CL. 40) VIDEO DEMONSTRATIONS OF CONSUMER PRODUCTS; PHOTOGRAPHIC IMAGE REPRODUCTION; CREATION AND DISSEMINATION OF ADVERTISEMENTS TO SUPPORT SALES OF CONSUMER PRODUCTS ON GLOBAL COMPUTER NETWORKS (INT. CL. 41) AUDIO AND VIDEO RECORDING
INTL CLASS: 9 (Electrical & Scientific Apparatus)
           35 (Advertising & Business Services)
           40 (Material Treatment Services)
           41 (Education & Entertainment Services)

SERIAL NO.: 75-099,775
FILED: May 1, 1996
VALUE AMERICA
GOODS/SERVICES: MULTIMEDIA AND VIDEO PRODUCT DEMONSTRATIONS USING
NARRATION, PHOTOGRAPHY, MUSIC, GRAPHICS AND ANIMATION TO CREATE
DEMONSTRATIONS THAT ARE EDUCATIONAL AND ENTERTAINING
INTL CLASS: 35 (Advertising & Business Services)

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                                   APPENDIX B

Value America - The Retail Revolution
Value America - The Ultimate Superstore
Value America - The Future of Retailing
Value America - Down the Hall, Not Down the Street
Value America - The World's Best Store